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EXHIBIT 99.1



[GA FINANCIAL, INC. LETTERHEAD]


Contact:
--------
John M. Kish, Chairman and Chief Executive Officer
James V. Dionise, Senior Vice President and Chief Financial Officer
412-882-9946
412-882-8580 (fax)
www.greatamericanfederal.com
----------------------------

FOR IMMEDIATE RELEASE
---------------------

GA FINANCIAL, INC. ANNOUNCES FIRST QUARTER 2003 EARNINGS
--------------------------------------------------------

PITTSBURGH, PA, April 30, 2003 - GA Financial, Inc. (AMEX: GAF) (the "Company"), the parent company of Great American Federal, today announced first quarter diluted earnings per share of $0.35 and net income of $1.7 million for the three-month period ended March 31, 2003. This compared to diluted earnings per share of $0.29 and net income of $1.5 million for the three-month period ended March 31, 2002.

In reviewing the Company's financial performance, Chairman and Chief Executive Officer John M. Kish stated, "We continue to expand our core business activities while maintaining strong asset quality. In addition, our strategic focus on restructuring the Company's deposit mix, from time deposits to lower cost transaction deposits, is beginning to pay-off. We experienced strong growth in our money market deposit accounts and modest growth in our savings and noninterest-bearing checking accounts. The Company's results for the first quarter were in line with our expectations and reflect our commitment to sustaining consistent earnings growth."

During the first quarter of 2003, in the normal course of evaluating its loan portfolio, the Company recorded a $221,000 charge-off against the allowance for loan losses. This charge-off was the result of certain information obtained by the Company relating to a $1.3 million commercial real estate loan, which was performing and classified as "special mention" at December 31, 2002. Based on this subsequent information, the loan was downgraded to "substandard" and placed on nonaccrual status at March 31, 2003. This charge-off substantially influenced the amount of the Company's first quarter provision for loan losses. Mr. Kish commented, "While the Company continues to grow and diversify its loan portfolio, we recognize the importance of maintaining the allowance for loan losses at an appropriate level." The allowance for loan losses to loans coverage ratio was 0.85% at March 31, 2003. "In addition, we remain committed to maintaining the highest level of credit quality as reflected by the Company's ongoing investment in its credit underwriting and administration functions."

GA Financial, Inc., with total assets of $867.9 million, is the parent company of Great American Federal, the Whitehall, PA based community bank, which has served Pittsburgh area customers for over 85 years. Great American Federal operates 12 branch offices throughout Allegheny County offering a broad array of commercial banking, retail banking, and wealth management products and services. More information about GA Financial, Inc. and Great American Federal can be found at www.greatamericanfederal.com.
         ----------------------------

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. Except as required by applicable law or regulation, the Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions, which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.


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


CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (Unaudited)                                         NEWS RELEASE

GA FINANCIAL, INC.


                                                                                          MARCH 31,     DECEMBER 31,
 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                            2003            2002
----------------------------------------------------------------------------------------------------------------------
ASSETS

     Cash (including interest-bearing deposits of $27,701 and $16,415).........          $   31,633      $   21,343
     Held for trading securities, at fair value................................                 131             129
     Available for sale securities, at fair value..............................             332,267         314,196
     Held to maturity securities, at cost......................................               2,961           2,951
----------------------------------------------------------------------------------------------------------------------
        Total securities.......................................................             335,359         317,276
     Education loans held for sale.............................................                 643          14,795
     Loans (net of deferred costs (fees) of $16 and $(107))....................             461,173         469,273
----------------------------------------------------------------------------------------------------------------------
        Total loans............................................................             461,816         484,068
     Allowance for loan losses.................................................              (3,931)         (3,896)
----------------------------------------------------------------------------------------------------------------------
        Net loans..............................................................             457,885         480,172
     Accrued interest receivable on securities.................................               2,292           2,323
     Accrued interest receivable on loans......................................               2,430           3,125
     Federal Home Loan Bank stock..............................................              12,396          12,019
     Premises and equipment, net...............................................               6,140           6,289
     Foreclosed assets.........................................................                  83              34
     Securities sold, not settled..............................................                   -             992
     Prepaid expenses and other assets.........................................              19,645          14,462
----------------------------------------------------------------------------------------------------------------------
        Total assets...........................................................          $  867,863      $  858,035
======================================================================================================================

LIABILITIES

     Noninterest-bearing deposits..............................................          $   33,370      $   30,701
     Interest-bearing deposits.................................................             504,867         493,366
----------------------------------------------------------------------------------------------------------------------
        Total deposits.........................................................             538,237         524,067
     Borrowed funds............................................................             221,575         221,575
     Advances from customers for taxes, insurance, and other...................               2,414           2,372
     Accrued interest payable..................................................               2,795           1,620
     Other liabilities.........................................................               6,337           7,860
----------------------------------------------------------------------------------------------------------------------
        Total liabilities......................................................             771,358         757,494
----------------------------------------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY

     Preferred stock ($0.01 par value); 1,000,000 shares authorized;
       0 shares issued.........................................................                 -               -
     Common stock ($0.01 par value); 23,000,000 shares authorized; 8,900,000
       shares issued...........................................................                  89              89
     Additional paid-in capital................................................              87,170          87,209
     Retained earnings, substantially restricted...............................              71,128          70,370
     Accumulated other comprehensive income, net of taxes......................               6,529           6,973
     Unearned employee stock ownership plan (ESOP) shares......................              (2,551)         (2,551)
     Unearned stock-based compensation plan (SCP) shares.......................                (328)           (296)
     Treasury stock, at cost (3,915,623 shares and 3,753,433 shares)...........             (65,532)        (61,253)
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        Total shareholders' equity.............................................              96,505         100,541
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        Total liabilities and shareholders' equity.............................          $  867,863      $  858,035
======================================================================================================================
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


CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)                                  NEWS RELEASE

GA FINANCIAL, INC.


                                                                                              THREE MONTHS ENDED MARCH 31,
(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                                 2003               2002
============================================================================================================================
INTEREST INCOME
     Loans.....................................................................          $        7,927    $         8,312
     Securities:
        Taxable interest.......................................................                   3,055              3,243
        Nontaxable interest....................................................                     633                685
        Dividends..............................................................                     239                459
     Interest-bearing deposits.................................................                      78                124
----------------------------------------------------------------------------------------------------------------------------
        Total interest income..................................................                  11,932             12,823
----------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
     Interest-bearing deposits.................................................                   3,665              4,526
     Borrowed funds............................................................                   2,592              2,923
     Other.....................................................................                       9                  7
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        Total interest expense.................................................                   6,266              7,456
----------------------------------------------------------------------------------------------------------------------------
        Net interest income....................................................                   5,666              5,367
     Provision for loan losses.................................................                     378                300
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        Net interest income after provision for loan losses....................                   5,288              5,067
----------------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
     Service fees..............................................................                     551                597
     Net gain on sales of available for sale securities........................                     403                134
     Net gain on held for trading securities...................................                       2                  1
     Gain on sales of education loans held for sale............................                     123                 37
     Earnings on bank owned life insurance.....................................                     148                122
     Other.....................................................................                      74                  9
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        Total noninterest income...............................................                   1,301                900
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NONINTEREST EXPENSE
     Compensation and employee benefits........................................                   2,314              2,196
     Occupancy.................................................................                     438                464
     Furniture and equipment...................................................                     408                298
     Marketing.................................................................                     109                 69
     Deposit insurance premiums................................................                      22                 24
     Other.....................................................................                   1,012              1,041
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        Total noninterest expense..............................................                   4,303              4,092
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        Income before provision for income taxes...............................                   2,286              1,875
     Provision for income taxes................................................                     549                400
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        Net income.............................................................          $        1,737    $         1,475
============================================================================================================================

OTHER COMPREHENSIVE INCOME
     Unrealized holding losses on available for sale securities, net of taxes..          $         (209)   $          (573)
     Reclassification adjustment for net gains included in net income..........                    (235)              (192)
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        Other comprehensive loss...............................................                    (444)              (765)
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        Comprehensive income...................................................          $        1,293    $           710
============================================================================================================================

EARNINGS PER SHARE
Basic..........................................................................          $         0.36    $          0.29
Diluted........................................................................                    0.35               0.29

AVERAGE SHARES OUTSTANDING
Basic..........................................................................               4,830,752          5,072,973
Diluted........................................................................               5,017,157          5,165,115
============================================================================================================================
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


SELECTED CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)                                              NEWS RELEASE

GA FINANCIAL, INC.

                                                                                         MARCH 31,       DECEMBER 31,
 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                           2003             2002
===========================================================================================================================
SELECTED FINANCIAL CONDITION DATA (At end of period)

     Assets....................................................................        $   867,863      $    858,035
     Securities................................................................            335,359           317,276
        Held for trading securities, at fair value.............................                131               129
        Available for sale securities, at fair value...........................            332,267           314,196
        Held to maturity securities, at cost...................................              2,961             2,951
     Loans.....................................................................            461,816           484,068
        Residential............................................................            199,895           218,905
        Multi-family...........................................................             10,824            10,629
        Commercial real estate.................................................            107,690           100,376
        Commercial and residential construction and development................             34,243            29,506
        Consumer...............................................................             78,938            79,104
        Commercial business....................................................             29,567            30,860
        Education loans held for sale..........................................                643            14,795
        Net deferred costs (fees)..............................................                 16              (107)
     Allowance for loan losses.................................................             (3,931)           (3,896)
     Net loans.................................................................            457,885           480,172
     Deposits..................................................................            538,237           524,067
        Noninterest-bearing checking accounts..................................             33,370            30,701
        Interest-bearing checking accounts.....................................             40,280            39,691
        Money market deposit accounts..........................................             83,302            69,546
        Savings accounts.......................................................            154,036           149,229
        Certificates of deposit................................................            227,249           234,900
     Borrowed funds............................................................            221,575           221,575
     Shareholders' equity......................................................        $    96,505      $    100,541
===========================================================================================================================

SELECTED FINANCIAL HIGHLIGHTS (At end of period)

     Loans-to-deposits.........................................................              85.80 %           92.37 %
     Nonperforming loans.......................................................        $     2,194      $      1,470
     Nonperforming assets......................................................        $     2,277      $      1,504
     Nonperforming loans to loans..............................................               0.48 %            0.30 %
     Nonperforming assets to assets............................................               0.26 %            0.18 %
     Allowance for loan losses to loans........................................               0.85 %            0.80 %
     Allowance for loan losses to nonperforming assets.........................             172.64 %          259.04 %
     Shareholders' equity to assets............................................              11.12 %           11.72 %
     Stock price per share.....................................................        $     25.46      $      23.70
     Book value per share......................................................        $     19.36      $      19.54
     Stock price to book value.................................................             131.51 %          121.29 %
     Shares outstanding........................................................          4,984,377         5,146,567
===========================================================================================================================


                                                                                             THREE MONTHS ENDED MARCH 31,
 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)                                               2003             2002
---------------------------------------------------------------------------------------------------------------------------

SELECTED FINANCIAL HIGHLIGHTS (For the period ended)

     Earnings per share - basic................................................        $      0.36      $       0.29
     Earnings per share - diluted..............................................        $      0.35      $       0.29
     Average shares outstanding - basic........................................          4,830,752         5,072,973
     Average shares outstanding - diluted......................................          5,017,157         5,165,115
     Cash dividends per share..................................................        $      0.20      $       0.18
     Return on average assets..................................................               0.80 %            0.68 %
     Return on average equity..................................................               6.94 %            6.04 %
     Interest rate spread......................................................               2.45 %            2.24 %
     Net interest margin.......................................................               2.91 %            2.77 %
     Efficiency................................................................              61.48 %           62.12 %
===========================================================================================================================
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